Exhibit 99.2
Third Quarter 2007 Financial Review Comerica Incorporated October 17, 2007

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward-looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, changes related to the headquarters relocation or to its underlying assumptions, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Financial Results 3Q07 2Q07 Q - Q% Chg 3Q06 Y - Y% Chg Net Income $181 $196 -8% $200 -10% Diluted EPS from continuing operations Diluted EPS $1.17 $1.18 $1.25 $1.25 -6% -6% $1.20 $1.23 -3% -4% Return on Equity from continuing operations 14.24% 15.41% 15.00% Net Interest Income $503 $509 -1% $502 0% Net Interest Margin 3.66% 3.76% 3.79% Provision for Loan Losses $45 $36 25% $15 200% Noninterest Income $230 $225 2% $195 18% Noninterest Expenses $423 $411 3% $399 6% $ in millions, except per share data Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Third Quarter 2007 Results * Loan growth figures exclude Financial Services Division; Analysis of 3Q07 compared to 2Q07 Annualized average loan growth of 4%* Western: 6% Texas: 20% Florida: 10% Midwest: (2)% Net interest margin of 3.66% Sound credit quality Nonperforming assets of 0.59% of total loans and foreclosed property Net credit-related charge-offs as a percentage of average total loans of 32 bps Noninterest income continues positive trend Expenses well controlled Active capital management: 2 million shares repurchased

3Q06 4Q06 1Q07 2Q07 3Q07 Net Interest Income 502 502 502 509 503 Net Interest Margin 0.0379 0.0375 0.0382 0.0376 0.0366 Warrant Accounting Net Interest Margin Net Interest Income Net Interest Income of $503 million Net Interest Margin of 3.66% Increase in deposit rates due to mix shift Higher wholesale funding Maturing swaps (at a negative spread) Growth in securities portfolio Higher nonaccrual loans $ in millions

3Q06 4Q06 1Q07 2Q07 3Q07 Average Investment Securities Available-for-Sale 3887 3842 3745 4085 4405 % of Average Earning Assets 0.074 0.0721 0.0705 0.0752 0.0806 Increasing Investment Securities Portfolio Consists primarily of AAA mortgage backed Freddie Mac and Fannie Mae securities Average life of approximately 3.8 years Increase in portfolio lowers net interest margin Assists us in managing interest rate risk $ in millions

Positive Trends in Noninterest Income Growth in fee income: Commercial lending fees Letter of credit fees Foreign exchange income Brokerage fees Investment banking fees Positive impact of principal investing and warrants of $5 million 3Q07 vs. 2Q07 $ in millions * Excludes net loss on sale of businesses of $7 million in 3Q06 3Q06* 4Q06 1Q07 2Q07 3Q07 Noninterest Income 202 215 215 225 230 FSD Settlement Proceeds 47

Midwest Western Texas Florida International Other Markets 3Q07 Avg Loans Outstanding 21.9 15.3 6.9 1.7 2.1 0.8 Midwest Western Texas Florida International Other Markets 3Q06 Average Loans Outstanding 21.9 13.8 6.1 1.5 2 0.7 Achieving Geographic Loan Growth 3Q07: $48.7 billion* 3Q06: $46.0 billion* *Excludes average Financial Services Division loans of $2.1B in 3Q06 and $1.2B in 3Q07 Geography based on office of origination; Midwest includes: MI, OH, IL; Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 6%*

Middle Market CRE Global Corp Bankings National Dealer Specialty Businesses* Personal Banking Small Business Banking Private Banking 3Q06 Avg Loans Outstanding 15.6 6.7 5 4.9 4.2 2.2 3.9 3.5 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Specialty Businesses Personal Banking Small Business Banking Private Banking 3Q07 Average Loans Outstanding 16.3 6.8 5.6 5 4.9 2.1 4 4 Balanced Line of Business Loan Portfolio Year-over-Year Average Loan Outstandings up 6%* * Excludes average Financial Services Division loans of $2.1B in 3Q06 and $1.2B in 3Q07 ** Specialty Businesses include: Entertainment, Energy, Leasing, and Technology and Life Sciences 3Q07: $48.7 billion* 3Q06: $46.0 billion*

Sound Credit Quality 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPA's / Total Loans and ORE 0.0037 0.0042 0.0049 0.0049 0.0053 0.0059 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net Credit-Related Charge-offs to Average Total Loans * 0.0016 0.0006 0.0019 0.0016 0.0024 0.0032 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 ALLL / Total Loans 0.0104 0.0106 0.0104 0.0104 0.0104 0.0103 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net loan charge-offs to total average loans 2.78 2.51 2.13 2.14 1.95 1.76 *Includes net loan charge-offs and net charge-offs on lending related commitments ** 7 basis points of this total is related to the sale of the manufactured housing portfolio Nonperforming Assets to Total Loans and Foreclosed Property Net Credit-related* Charge-offs to Average Total Loans Allowance for Loan Losses to Total Loans Allowance for Loan Losses to Nonperforming Assets

Thorough Loan Loss Reserve Methodology Analysis of Key Components: Results: Standard and individual Increased commercial reserves Increased reserves for home equity lines Standard incremental Increased MI CRE reserves Increased CA residential real estate development reserves Decreased other industry segments due to better performance New business migration risk Slightly higher reserves Imprecision of risk rating Slightly higher reserves

Commercial Real Estate Loan Portfolio 8% year-over-year average loan growth Adhere to conservative lending policies Commercial Real Estate business line: Nonperforming loans of $128 million Net loan charge-offs of $17 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 2Q07 9174 3855 1407 3Q07: $14.4 billion 3Q07 averages in $billions *Included in Commercial Real Estate line of business

Western Michigan Texas Florida Other Markets 2.489 0.849 0.913 0.604 0.622 Single Family Land Development Land Carry Retail Multi-family Commercial Office Multi-use 1.77 0.758 0.891 0.621 0.527 0.347 0.31 0.234 Commercial Real Estate Line of Business September 30, 2007 Loan Outstandings: $5.5 billion* By Project Type By Geography Period-end balances in $billions; Geography reflects location of property; additional CRE information can be found in the appendix * Excludes $1.3B in Commercial Real Estate line of business loans not secured by real estate

Diversified Shared National Credit Relationships Approx. 1,045 borrowers 20% of total outstanding Industry diversification mirrors total loan book No nonaccrual loans No net loan charge-offs YTD 2007 Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 2.1 2.3 3.2 0.5 1.4 0.5 September 30, 2007: $10.0 billion Period-end outstandings as of September 30, 2007

Consumer Loan Portfolio 8% of total outstandings No sub-prime mortgage programs 2% of total nonaccrual loans Net loan charge-offs of $2 million Consumer loans-Other Consumer Loans-HELOC Residential Mortgages 17 39 44 3Q07: $4.2 billion 3Q07 averages in $billions Consumer Loans - Home Equity $1.6B 38% Consumer Loans - Other $0.7B 18% Residential Mortgage Loans $1.9B 44%

Home Equity Portfolio Florida Midwest Western Texas 2 75 14 9 74% Home Equity Lines and 26% Home Equity Loans Self-originated & relationship oriented Avg. FICO score of 746 at origination* 82% have CLTV ^ 80%* Average loan vintage is 3.0 years* Geographic Breakdown Midwest 75% Texas 9% Western 14% *Data on loans booked through our Consumer Loan Center which encompasses about 85% of our Home Equity Lines and Loans 3Q07 averages in $billions Geography based on office of origination Florida 2% 3Q07: $1.6 billion

Automotive Manufacturer Exposure Declining 12/05 12/06 8/07 Exposure: Dealer $ 6.6 $ 7.4 $ 7.5 Other Automotive: Domestic Ownership $ 3.3 $ 2.9 $ 2.7 Foreign Ownership 1.5 1.3 1.1 Total Other Automotive $ 4.8 $ 4.2 $ 3.8 (10)% Outstandings: Dealer $ 4.8 $ 5.6 $ 5.1 Other Automotive: Domestic Ownership $ 2.0 $ 1.7 $ 1.5 Foreign Ownership 0.7 0.5 0.4 Total Other Automotive $ 2.7 $ 2.2 $ 1.9 (13)% 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 NPA's 43 49 46 39 20 17 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Net Loan Charge-offs 3 3 2 7 -6 -0.1 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Deposits in a Competitive Environment Total deposits of $41.1 billion Mix shift to higher rate, longer term deposits continues Technology & Life Sciences, Entertainment, Small Business Banking and Global Corporate Banking grew deposits Annualized average deposits** increased (2Q07 vs 3Q07): 9% in Texas 5% in the West 3% in the Midwest $ in billions *Excludes Finance/Institutional CDs, Foreign Office Time Deposits, and Financial Services Division balances **Excludes Financial Services Division balances 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 Money Market & NOW 13.583 13.447 13.383 13.517 13.614 13.799 Savings Deposits 1.479 1.433 1.375 1.38 1.419 1.378 Customer CDs 6.199 6.685 7.175 7.329 7.447 7.687 Noninterest-bearing 8.782 8.644 8.696 8.712 8.355 8.264 Average Core Deposits*

Financial Services Division Data 3Q07 2Q07 3Q06 Average Balance Sheet Noninterest-bearing $2.6 $3.3 $4.1 Interest-bearing 1.2 1.2 1.5 Total Deposits $3.8 $4.5 $5.6 Total Loans $1.2 $1.6 $2.1 Noninterest Expenses Customer Services $11 $11 $11 Average Rates FSD Loans (Primarily Low-rate) 0.71% 0.52% 0.64% FSD Interest-bearing Deposits 4.06% 3.88% 3.95% Balance Sheet data in $billions; Noninterest Expense data in $millions 2007 Fourth Quarter Outlook: Average noninterest-bearing deposits of about $1.8 billion are expected Average loans are expected to fluctuate with the level of noninterest-bearing deposits

New Banking Center Deposits 3/05 6/05 9/05 12/05 3/06 6/06 9/06 12/06 3/07 6/07 9/07 Deposits ($) 236.410856 379.041293 413.658248 460.366727 500.44724 533.898426 610.573174 826.07435 890.275364 1127.348288 589.099 505.902 224.144 206.99 Month Ended CAGR: 21% Personal Bkg - 33% Business Bank - 39% Small Business - 15% WIM - 13% Millions

Relocation of Corporate Headquarters to Dallas Smooth transition On schedule Under budget Accelerating growth in Texas Expect to maintain leadership position in Michigan

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) Mid to High single-digit West Low double-digit Texas Low double-digit Midwest Flat Net interest margin in the high 3.60% range (4Q07 in the low 3.50% range) Net credit-related charge-offs of about 25 bps* (4Q07 net credit-related charge-offs consistent with the third quarter 2007) Noninterest income High single-digit** (2006 adjusted base of $820 million) Noninterest expenses Flat (2006 adjusted base of $1,669 million) Active capital management Open market share repurchases 10 million shares Tier 1 common capital ratio 6.50-7.50% Tier 1 risk-based capital ratio 7.25-8.25% This outlook is provided as of October 17, 2007 *Provision for credit losses modestly in excess of credit-related net charge-offs **excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006

Questions and Answers Ralph Babb, Chairman and CEO Beth Acton, EVP and Chief Financial Officer Dale Greene, EVP and Chief Credit Officer and Darlene Persons, Director of Investor Relations

Appendix

Business Segment Contribution to Net Income YTD 9/07 % YTD 9/06 % Business Bank $412 72% $435 73% Retail Bank 100 18 117 19 Wealth & Institutional Management 57 10 50 8 569 100% 602 100% Finance 3 (14) Other* (5) 6 TOTAL $567 $594 $ in millions * Includes discontinued operations and items not directly associated with the three major business segments or the Finance Division

Market Segment Contribution to Net Income YTD 9/07 % YTD 9/06 % Midwest $266 47% $297 49% Western 175 31 190 32 Texas 67 12 65 11 Florida 8 1 11 2 Other Markets 14 2 13 2 International 39 7 26 4 569 100% 602 100% Finance and Other* (2) (8) TOTAL $567 $594 $ in millions * Includes discontinued operations and items not directly associated with the geographic markets

Loan Momentum Continues in Growth Markets 3Q07 2Q07 Q - Q% Chg 3Q06 Y - Y% Chg Midwest $21.9 $22.0 -1% $21.9 0% Western > Excluding FSD 16.5 15.3 16.7 15.1 -1% 1% 15.9 13.8 4% 11% Texas 6.9 6.6 5% 6.1 13% Florida 1.7 1.6 3% 1.5 10% Other Markets 0.8 0.8 0% 0.7 11% International 2.1 2.1 0% 2.0 6% TOTAL $49.9 $49.8 0% $48.1 4% > EXCLUDING FSD $48.7 $48.2 1% $46.0 6% Average loans in $billions; % change based on full dollar amounts Geography based on location of loan office Western includes: CA, AZ, NV, CO, WA

Diverse Line of Business Loan Growth 3Q07 2Q07 Q - Q% Change 3Q06 Y - Y% Change Middle Market $16.3 $16.1 1% $15.6 4% Commercial Real Estate 6.8 6.7 2% 6.7 2% Global Corporate Banking 5.6 5.4 3% 5.0 12% National Dealer Services 5.0 5.3 -5% 4.9 2% Specialty Businesses* > Excluding FSD 6.1 4.9 6.3 4.7 -3% 4% 6.3 4.2 -4% 16% SUBTOTAL - BUSINESS BANK $39.8 $39.8 0% $38.5 3% Small Business Banking 4.0 4.0 0% 3.9 5% Personal Banking 2.1 2.1 0% 2.2 -6% SUBTOTAL - RETAIL BANK $6.1 $6.1 0% $6.1 1% Private Banking 4.0 3.9 3% 3.5 12% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $4.0 $3.9 3% $3.5 12% TOTAL > EXCLUDING FSD $49.9 $48.7 $49.8 $48.2 0% 1% $48.1 $46.0 4% 6% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Third Quarter 2007 Average Loans Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $9.5 $4.8 $1.8 $0.2 $-- $-- $16.3 Commercial Real Estate 2.5 2.7 1.1 0.5 -- -- 6.8 Global Corporate Banking 2.2 1.0 0.3 -- --- 2.1 5.6 National Dealer Services 0.6 3.3 0.2 0.5 0.4 -- 5.0 Specialty Businesses* 1.3 2.5 1.9 0.0 0.4 -- 6.1 SUBTOTAL - BUSINESS BANK $16.1 $14.3 $5.3 $1.2 $0.8 $2.1 $39.8 Small Business Banking 2.1 0.9 1.0 -- -- -- 4.0 Personal Banking 1.9 0.1 0.1 -- -- -- 2.1 SUBTOTAL - RETAIL BANK $4.0 $1.0 $1.1 $-- $-- $-- $6.1 Private Banking 1.8 1.2 0.5 0.5 -- -- 4.0 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.8 $1.2 $0.5 $0.5 $-- $-- $4.0 TOTAL $21.9 $16.5 $6.9 $1.7 $0.8 $2.1 $49.9 $ in billions; geography based on office of origination. * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Real Estate Construction Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Single Family $1.0 $0.1 $0.1 $0.3 $0.2 $1.7 Land Development 0.4 0.1 0.2 0.1 0.0 0.8 Retail 0.1 0.1 0.2 0.0 0.1 0.5 Multi-family 0.1 0.0 0.1 0.1 0.0 0.3 Multi-use 0.1 0.1 0.0 0.0 0.0 0.2 Commercial 0.1 0.0 0.0 0.0 0.1 0.2 Office 0.1 0.0 0.1 -- 0.0 0.2 Land Carry 0.2 0.0 -- -- -- 0.2 TOTAL $2.1 $0.4 $0.7 $0.5 $0.4 $4.1 3Q07 period-end $ in billions Geography reflects location of property

Commercial Mortgage Loans: Commercial Real Estate Line of Business Western Michigan Texas Florida Other Markets TOTAL Land Carry $0.3 $0.2 $0.1 $0.1 $0.0 $0.7 Multi-family 0.0 0.1 0.1 0.0 0.0 0.2 Commercial 0.1 0.1 0.0 -- 0.0 0.2 Office 0.0 0.1 0.0 -- 0.0 0.1 Retail 0.0 0.0 0.0 0.0 0.1 0.1 Single Family 0.0 0.0 0.0 0.0 0.1 0.1 TOTAL $0.4 $0.5 $0.2 $0.1 $0.2 $1.4 3Q07 period-end $ in billions Geography reflects location of property

Line of Business Deposits 3Q07 2Q07 Q - Q% Change 3Q06 Y - Y% Change Middle Market $4.0 $4.0 -2% $4.2 -6% Commercial Real Estate 1.0 1.0 8% 1.2 -14% Global Corporate Banking 3.4 3.3 1% 3.2 6% National Dealer Services 0.1 0.1 8% 0.1 12% Specialty Businesses1 > Excluding FSD 7.4 3.6 8.0 3.5 -7% 5% 8.5 2.9 -12% 25% SUBTOTAL - BUSINESS BANK >Excluding FSD $15.9 $12.1 $16.4 $11.9 -3% 2% $17.2 $11.6 -7% 4% Small Business Banking 3.9 3.9 2% 3.9 2% Personal Banking 13.2 13.3 -1% 12.9 2% SUBTOTAL - RETAIL BANK $17.1 $17.2 0% $16.8 2% Private Banking 2.4 2.3 4% 2.3 4% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.3 4% $2.3 4% Finance/Other2 5.7 5.8 -2% 5.6 1% TOTAL > EXCLUDING FSD $41.1 $37.3 $41.7 $37.2 -1% 0% $41.9 $36.3 -2% 3% Average deposits in $billions; % change based on full dollar amount 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 3Q07 - $5.2B; 2Q07 - $5.5B; 3Q06 - $5.2B

Third Quarter 2007 Average Deposits Detail Midwest Western Texas Florida Other Markets International TOTAL Middle Market $0.8 $3.0 $0.2 $0.0 $-- $-- $4.0 Commercial Real Estate 0.6 0.2 0.1 0.1 -- -- 1.0 Global Corporate Banking 1.7 0.4 0.2 -- -- 1.1 3.4 National Dealer Services 0.0 0.1 0.0 0.0 0.0 -- 0.1 Specialty Businesses1 0.2 6.2 0.5 0.0 0.5 -- 7.4 SUBTOTAL - BUSINESS BANK $3.3 $9.9 $1.0 $0.1 $0.5 $1.1 $15.9 Small Business Banking 1.9 1.0 1.0 -- -- -- 3.9 Personal Banking 10.7 0.9 1.6 -- -- -- 13.2 SUBTOTAL - RETAIL BANK $12.6 $1.9 $2.6 $-- $-- $-- $17.1 Private Banking 0.7 1.2 0.3 0.2 0.0 -- 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $0.0 $-- $2.4 Finance/Other2 5.7 -- -- -- -- -- 5.7 TOTAL $22.3 $13.0 $3.9 $0.3 $0.5 $1.1 $41.1 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.2B in Institutional CD's; included in Finance Division segment

Investing to Accelerate Growth and Balance: Banking Center Expansion Plan to open about 30 new banking centers in 2007 with over 90% in high growth markets Deposits at new banking centers are ahead of expectations Location of New Banking Centers Full Year 2007 YTD 9/07 2004- 2006 Total 9/07 California 13 5 29 75 Arizona 3 0 4 5 Texas 12 6 17 73 Florida 0 0 3 9 Michigan 2 2 7 241 Total 30 13 60 403